UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2018

VITALITY BIOPHARMA, INC

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Avenue of the Stars, 2nd Floor Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 23, 2018, Vitality Biopharma, Inc. (the “Corporation”) filed a Current Report on Form 8-K (the “October 8-K”) reporting the closing of the acquisition on October 22, 2018, of all of the outstanding capital stock of Summit Healthtech, Inc., which owns a controlling interest in The Control Center, Inc. This amendment to the October 8-K amends Item 9.01 of the October 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements of The Control Center, Inc. and related documents are included as Exhibit 99.1 hereto and incorporated herein by reference:

● The audited financial statements The Control Center, Inc. as of September 30, 2018 and 2017 and for the years then ended.

(b) Pro Forma Financial Information

The following unaudited pro forma combined condensed financial statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

● Unaudited Pro Forma Condensed Consolidated Balance Sheet of Vitality Biopharma, Inc. and The Control Center, as of September 30, 2018, and Unaudited Pro Forma Condensed Consolidated Statements of Operations of Vitality Biopharma, Inc. and The Control Center, Inc. for the year ended March 31, 2018 and for the six-month period ended September 30, 2018.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm*

99.1	Audited financial statements of The Control Center, Inc. as of September 30, 2018 and 2017 and for the years then ended and accompanying notes *

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Vitality Biopharma, Inc. and The Control Center, as of September 30, 2018, and Unaudited Pro Forma Combined Condensed Statements of Operations of Vitality Biopharma, Inc. and The Control Center, Inc. for the year ended March 31, 2018 and for the six-month period ended September 30, 2018 *

*           Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC.

Dated: January 7, 2019	By:	/s/ Robert Brooke
	Name:	Robert Brooke
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Auditors *

99.1	Audited financial statements of The Control Center, Inc. as of September 30, 2018 and 2017 and for the years then ended and accompanying notes *

99.2	Unaudited Pro Forma Combined Condensed Statements of Operations of Vitality Biopharma, Inc. and The Control Center, Inc. for the year ended March 31, 2018 and for the six-month period ended September 30, 2018 *

*           Filed herewith

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